UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hudson Global, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

On April 8, 2019, Hudson Global, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s annual meeting of stockholders to be held on May 6, 2019 or any adjournment or postponement thereof. This supplement to the proxy statement is being filed to add a new Proposal 5 that is soliciting a non-binding, advisory vote from the Company’s stockholders to approve the compensation of our named executive officers as disclosed in the proxy statement (“Proposal 5”). Other than the addition of this Proposal 5 to the proxy statement and an updated Notice of Annual Meeting of Stockholders that adds the Proposal 5 as well as a new WHITE proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting, no other changes have been made to the proxy statement and it continues to be in full force and effect as originally filed and continue to seek the vote of Company’s stockholders for all proposals to be voted on at the annual meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the proxy statement. This supplement contains important additional information and should be read together with the proxy statement.

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2019

This supplement revises the Definitive Proxy Statement, dated April 8, 2019, previously furnished to stockholders of Hudson Global, Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders to be held on May 6, 2019 or any adjournment or postponement thereof to (i) add a new proposal to the proxy statement that provides for a non-binding, advisory vote of the Company’s stockholders to approve the compensation of our named executive officers as disclosed in the proxy statement (“Proposal 5”), (ii) update the Notice of Annual Meeting of Stockholders to add the new Proposal 5 (the “Amended Notice”) and (iii) include a new WHITE proxy card for purposes of casting your vote on all of the proposals to be voted on at the annual meeting. Unless the context otherwise requires, references herein to “we”, “us”, “our” or the “Company” refer to the Company. References in the proxy statement to the annual meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable. The annual meeting is being held on Monday, May 6, 2019, at 8:00 A.M., local time, at the offices of Vinson & Elkins L.L.P., located at 666 Fifth Avenue, New York, New York 10103.

This supplement relates to the new Proposal 5 to be considered by stockholders at the annual meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the annual meeting. Additional information is contained in the proxy statement. To the extent that the information in this supplement differs from, updates or conflicts with the information contained in the proxy statement, the information in this supplement shall amend and supersede the information in the proxy statement. Except as so amended or superseded, all information set forth in the proxy statement remains unchanged and important for you to review. Accordingly, we urge you to read this supplement carefully and in its entirety together with the proxy statement.

This supplement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting. On or about April 18, 2019, we will begin mailing this supplement, the Amended Notice attached hereto as Appendix A and the enclosed new WHITE proxy card to all stockholders entitled to vote at the annual meeting.

The date of this supplement to the proxy statement is April 18, 2019.

ANNUAL MEETING INFORMATION

Information contained in this supplement relates to Proposal 5 that will be presented to stockholders at the annual meeting. Information regarding Proposals 1, 2, 3 and 4 that will be presented to stockholders at the annual meeting can be found in the proxy statement as originally filed with the SEC on April 8, 2019.

Please note that we strongly encourage you to read this supplement and to vote “FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement.

Effect of Abstentions and Broker Non-Votes

The approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. If you “Abstain” from voting on Proposal 5, it will have the same effect as an “Against” vote. All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and broker non-votes, if any, count as present at the annual meeting for the purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a proposal because, with respect to such proposal, the applicable broker, bank or nominee does not have discretionary voting power and has not received instructions from the applicable beneficial owner. Because only Proposal 4 is considered a routine matter, a broker, bank or other nominee holding shares for a beneficial owner will have no discretionary voting power on any of the proposals except for Proposal 4 without receiving instructions from the applicable beneficial owner. Broker non-votes will not be counted as present for Proposal 5, and consequently will have no effect on the approval of such proposal.

Revocation of Proxy

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 53 Forest Avenue, Old Greenwich, Connecticut 06870. If you attend the annual meeting in person and vote by ballot, any previously submitted proxy will be revoked.

If you submit your proxy over the Internet or by telephone, or you properly execute and return the WHITE proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you properly complete, sign and return the WHITE proxy card by mail, but do not mark voting instructions on the WHITE proxy card, then the persons named as proxies will vote (i) “FOR” the five nominees for election as directors referred to in the proxy statement, (ii) “FOR” the approval of the Rights Agreement as set forth in the proxy statement, (iii) “FOR” the approval of the amendment to the Certificate of Incorporation to effect a reverse stock split and reduction in the authorized shares of common stock, (iv) “FOR” the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm, and (v) “FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement. Our management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the annual meeting. However, if any other business or matters properly shall come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such other business or matters.

PROPOSAL 5: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Securities Exchange Act of 1934 to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in the “Executive Compensation” section of the proxy statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of the proxy statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in this section when evaluating our approach to compensating our named executive officers.

Our Board of Directors, the Compensation Committee of our Board of Directors and the Compensation Committee’s independent compensation consultant, when appropriate, monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has taken the following compensation actions.

●	Targeting total cash compensation, which is comprised of base salary plus annual incentive (cash bonus), at median market levels for comparable companies:

●	Targeting base salaries at median market levels for comparable companies, and

●	Designing annual cash incentives to provide awards above median market levels for comparable companies only for above median market performance.

●	Linking the vesting of most restricted stock and restricted stock unit awards to our financial performance as described in the proxy statement.

●	Limiting the perquisites that we make available to our named executive officers, who are entitled to few benefits that are not otherwise available to our employees. The aggregate amount of such perquisites for each continuing named executive officer in any year reflected under “Executive Compensation – Summary Compensation Table” has not exceeded $10,000.

●	Requiring named executive officers to maintain certain stock ownership levels through the establishment of stock ownership guidelines.

●	Maintaining employment agreements that do not provide for an excise tax gross-up upon a change in control of our company.

●	Using a form of agreement for equity awards that provides for double-trigger, not single-trigger, vesting upon a change in control of our company.

●	Adopting a compensation recovery policy for our executive officers that provides our company with authority to recoup certain compensation in the event of a financial restatement.

The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executive officers with the interests of our stockholders and to require our executive officers to own a significant amount of our common stock.

Vote Required

The vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Compensation Committee. The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution, but abstentions will act as a vote against approval of the resolution. Shares of common stock represented by executed, but unmarked, WHITE proxies will be voted “FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our Board of Directors and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Our Board of Directors recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in the proxy statement.

Appendix A

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2019

To the Stockholders of Hudson Global, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hudson Global, Inc. (the “Company”) will be held on Monday, May 6, 2019, at 8:00 A.M., local time, at the offices of Vinson & Elkins L.L.P., located at 666 Fifth Avenue, New York, New York 10103, for the following purposes:

1.       To elect five directors to hold office until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.       To approve the Company’s Rights Agreement by and between the Company and Computershare Trust Company, N.A., a stockholder rights plan designed to preserve the value of the Company’s significant U.S. net operating loss carryforwards and other tax benefits;

3.       To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of common stock from 100,000,000 shares to 20,000,000 shares;

4.       To ratify the appointment of BDO USA, LLP as the Company’s independent registered accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019; and

5. To approve, by advisory vote, the compensation of our named executive officers as disclosed in the accompanying proxy statement.

We also will consider and act upon such other business, if any, as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

The preceding items of business were described in our original proxy statement dated April 8, 2019, with the exception of Proposal 5, which is described in the attached supplement to the proxy statement.

Only stockholders of record at the close of business on March 12, 2019 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices for at least ten days prior to the annual meeting and at the annual meeting.

In connection with the annual meeting, we have prepared a proxy statement and supplement setting out detailed information about the matters that will be covered at the annual meeting. Our proxy statement, along with a WHITE proxy card and our 2018 Annual Report to Stockholders for the fiscal year ended December 31, 2018, were previously mailed to our stockholders of record as of the close of business on March 12, 2019 commencing on or about April 8, 2019. The enclosed supplement describes new Proposal 5 and includes a revised proxy card which covers the four proposals included in the proxy statement and adds the new Proposal 5. Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card, in addition to voting on Proposal 5, you must mark the new proxy card in the appropriate place to indicate your vote on Proposals 1, 2, 3 and 4. These materials are also available electronically at www.icommaterials.com/HSON and on our corporate website at www.hudsonrpo.com.

We have received notice from one of our stockholders, Tonga Partners, L.P., an affiliate of Cannell Capital, LLC (which we refer to, collectively with all of its affiliates, including Tonga Partners, L.P., as “Cannell”), stating that it intends to nominate five nominees for election as directors at the annual meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials, including an opposition proxy statement and proxy card, from Cannell or other persons or entities affiliated with Cannell. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in the proxy statement and the supplement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and supplement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the annual meeting, please vote your shares (1) by completing, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope as promptly as possible or (2) in person by ballot at the annual meeting. You may vote in person if you wish to do so even if you have previously submitted your proxy or voting instructions. Important information about attending the annual meeting in person is included in the proxy statement.

For questions about the annual meeting, please write to Corporate Secretary, Hudson Global, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870 or call (212) 351-7400.

By Order of the Board of Directors HUDSON GLOBAL, INC.

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chief Executive Officer

Old Greenwich, Connecticut
April 18, 2019

HUDSON GLOBAL, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 6, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hudson Global, Inc., a Delaware corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Patrick Lyons, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2019 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held on May 6, 2019, at 8:00 a.m., local time, at the offices of Vinson & Elkins L.L.P., located at 666 Fifth Avenue, New York, New York 10103, and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board recommends a vote FOR the election of all of the listed nominees and FOR Proposals 2, 3, 4 and 5.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	¡	Jeffrey E. Eberwein
	¡	Richard K. Coleman, Jr.
	¡	Ian V. Nash
	¡	Mimi Drake
	¡	Connia Nelson

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To approve the Company’s Rights Agreement by and between the Company and Computershare Trust Company, N.A., a stockholder rights plan designed to preserve the value of the Company’s significant U.S. net operating loss carryforwards and other tax benefits.

FOR ☐    AGAINST ☐    ABSTAIN ☐

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of common stock from 100,000,000 shares to 20,000,000 shares.

FOR ☐    AGAINST ☐    ABSTAIN ☐

4.	To ratify the appointment of BDO USA, LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019.

FOR ☐    AGAINST ☐    ABSTAIN ☐

5.	To approve, by advisory vote, the compensation of our named executive officers.

FOR ☐    AGAINST ☐    ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.